SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 28, 2001
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                 America's Senior Financial Services, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         FLORIDA                   	0-25803               65-0181535
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(STATE OR OTHER JURISDICTION        (COMMISSION           (IRS EMPLOYER
         OF INCORPORATION)          FILE NUMBER)          IDENTIFICATION
NUMBER)

                9501 N.E. 2nd Avenue Miami Shores, FL. 33138
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 305-751-3232

                                 NOT APPLICABLE
------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                       1













ITEM   5.        OTHER EVENTS

         Our outstanding litigation with Fennell Avenue LLC has been settled. Under the settlement, we issued 1,250,000 shares of our Common Stock to Fennell in exchange for $1,153,000 of our debt held by Fennell. The Settlement Agreement restricts the number of shares which Fennell may sell on any one day. The settlement also gives Fennell the right of first refusal to meet the terms of certain proposed debt financing by America's Senior Financial Services, Inc. for one year.


Item  7. Financial Statements and Exhibits

         c)       Exhibits

                  Exhibit #   Description of Exhibit

                  10.	Settlement Agreement and Release with Fennell LLC
				approved by US District Court on January 29, 2001


                                  Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               America's Senior Financial Services, Inc.

                                      BY:  /s/ Nelson Locke
                                  -------------------------------------

                                           Nelson Locke, President

DATED: February 28, 2001

                                       2







EXHIBIT INDEX

Ex#     Exhibit Description

10.	Settlement Agreement and Release with Fennell LLC
	approved by US District Court on January 29, 2001




										EXHIBIT 10



SETTLEMENT AGREEMENT AND RELEASE

	THIS AGREEMENT is made by and among FENNELL LLC ("Fennell") and AMERICA'S
SENIOR
FINANCIAL SERVICES, INC. ("AMSE").

BACKGROUND

	WHEREAS, on or about May 6, 1999, Fennell entered into a Securities Purchase Agreement and related agreements (the "Transaction Agreements") with AMSE, whereby Fennell purchased a $2,500,000 Debenture issued by AMSE; and
	WHEREAS, pursuant to the Securities Agreement, AMSE was to deliver upon conversion of the Debenture; and
	WHEREAS AMSE has not delivered said shares of Common Stock pursuant to the Securities Agreement and the Registration Rights Agreement; and
	WHEREAS, on or about August 18, 2000, Fennell filed and action against AMSE entitled Fennell LLC v. America's Senior Financial Services, Inc. Civil Action No. 00CIV 6124, United States District Court, Southern District of New York (the "Court"), whereby Fennell asserted claims against AMSE under the Securities Agreement and the Registration Rights Agreement; and
	WHEREAS on or about October 15, 2000, AMSE filed a motion in respect to Fennell's action; and
	WHEREAS, Fennell and AMSE desired to resolve, settle and compromise the claims the Fennell has asserted against AMSE, together with any other claims that exist between Fennel and AMSE which rises out of, or relates to, the purchase of the Debentures or the Common Stock by Fennell under the Securities Agreement (hereinafter referred to as the "Claim"),
	With this background incorporated herein, the parties agree to the following settlement:

TERMS OF SETTELMENT

1.1	SETTLEMENT PAYMENT.  In settlement and in satisfaction of the obligations and claims of the parties, AMSE will issue One Million Two Hundred Fifty
Thousand Shares (1,250,000) shares of its Common Stock to Fennell (the "Settlement Shares"). The Settlement Shares shall be issued as follows:

(a)	Upon the entry of an order by the court in accordance with paragraph 1.2 herein, (the "Order"), and the delivery by Fennell to AMSE of a stipulation dismissing the action pending in the United States District Court, Southern District of New York (Case No. 00 CIV.6124) (the "Stipulation), AMSE shall deliver to Fennell the Settlement Shares, free of restrictive legend or stop transfer order.






1.2	FAIRNESS HEARING.  Upon  the execution hereof, Fennell and AMSE agree, pursuant to 15 U.S.C. &77(a)(10), to immediately submit the terms and conditions of this Agreement to the Court for a hearing on the fairness of such terms and conditions, and the issuance exempt from registration of One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock of AMSE to be issued pursuant to paragraph 1.1 herein. This Agreement shall only become binding upon entry of an Order by the Court finding that the terms and conditions of the Agreement are fair to the parties and the delivery of the Settlement Shares. Upon entry of such an order and the delivery of the Stipulation be Fennell to AMSE, AMSE shall immediately deliver the Settlement Shares to Fennell, and Fennell shall deliver the Debentures and other related documents, but excluding any Warrants to Fennell, to AMSE.

1.3	NECESSARY ACTION.  At all times after the execution of this Agreement and entry of the Order by the Court, each party hereto agrees to take or cause to be taken all necessary action including, without limitations, the execution and delivery of such further instruments and documents, as may be reasonably requested by any party for such purposes or otherwise necessary to complete or perfect the transactions contemplated hereby.

1.4	RELEASES.  Upon receipt of the Settlement Shares by Fennell and the return of the Debenture and other related documents to AMSE, for and in consideration of the terms and conditions of the Agreement, and except for the obligations and representations arising or made hereunder or a breach hereof, the parties hereby release, acquit and forever discharge the other and each, every and all of their current and past officers, directors, shareholders, affiliated corporations, subsidiaries, agents, employees, representatives, attorneys, predecessors, successors and assigns (the "Released Parties"), of and from any and all claims, damages, causes of actions, suits and costs, of whatever nature, character or description, whether known or unknown, anticipated or unanticipated, which the parties may now have or may hereafter have or claim to have against each other and the parties covenant not to sue, directly of indirectly, the Released Parties for any claim or cause of action that is the subject of this Release.

1.5	CONDITIONS PRECEDENT.  If AMSE shall default in delivering the Settlement
Shares to Fennell, as required by paragraph 1.1 herein, or if such Order shall not have been entered by the Court on or prior to February 15, 2000, then this Settlement Agreement and Release shall be null and void, unless extended by mutual agreement of the parties. Both parties agree to use their best efforts to cooperate with the Court to cause said Order to be timely entered, and agree that delays caused due to Court calendars, shall not constitute a valid reason to void this Settlement Agreement and Release.

1.6	Fennell may freely sell the shares subject to the following limitations entered into at AMSE's request. In any single day, not more than ten (10%) percent of the preceding day's shares trading volume in AMSE stock (calculated as shares not dollars), [with no block larger than 2,000 shares] will be traded by Fennell or any agent of Fennell. The trading shall occur prior to 3:00 P.M. Fennell will not sell any AMSE Common Stock short, including "short sales against the box". Fennell shall cause its broker to promptly mail to AMSE, duplicate confirmations and monthly statements in respect of its trading in AMSE Common Stock.




1.7	AMSE and Fennell each represent that prior to the execution of this
Settlement Agreement, they have fully informed themselves of its terms, contents and effects, and that no promise or representation of any kind has been made to them except as expressly stated in this Settlement Agreement.



1.8	AMSE and Fennel represent and warrant that they have not sold, assigned, transferred, conveyed or otherwise disposed of any or all of any claim, demand, right or cause of action, relating to any matter which covered by this Settlement Agreement, that each is the sole owner of such claim, demand, right and cause of action, and each has the power and authority and has been duly authorized to enter into and perform this Settlement Agreement and that this Agreement is the binding obligation of each, enforceable in accordance with its terms.

1.9	This Settlement Agreement is contractual and it has been entered into in order to compromise disputed claims and to avoid the uncertainty and expense of the litigation. This Settlement Agreement and each of its provision in any orders of the Court relating to it shall not be offered or received in evidence in any action. Proceeding or otherwise used as an admission or concession as to the merits of the Lawsuits or the liability of any nature on the part of any parties hereto except to enforce its terms.

1.10	As long as Fennell remains in compliance with the terms of this Agreement,
Fennell shall have the right of first refusal to match the terms of any material debt being proposed to be issued by AMSE to a bona fide third party for a period of one year from the date of this Settlement Agreement. AMSE shall give Fennell fifteen (15) business days written notice of its proposal to issue such debt.
If Fennell has not accepted such proposal within ten (10) business days, AMSE shall be free to issue such debt as set forth in its notice. If, after Fennell's refusal, AMSE shall issue such debt or any senior debt, Fennell shall have the right to convert any unsold shares into AMSE senior debt at the rate of $1.00 in debt for each unsold share for the initial twelve (12) months, and at the rate of $.50 in debt for each unsold share thereafter.

1.11	BINDING EFFECT.  The Settlement Documents shall be binding on all parties executing the Settlement Documents and their respective successors, assigns and heirs.

1.12	AUTHORITY TO BIND.  Each corporate party to this Agreement represents and warrants that the execution, delivery and performance of this Agreement and the consummation of the transactions provided in the Agreement have been duly authorized by all necessary corporate action of the respective entity and that the person(s) executing this Agreement on its behalf and has the full capacity to bind that entity. Each party further represents and warrants that they have been represented by and independent counsel of their choice in connection with the negotiation and execution of this Agreement and that counsel has reviewed and approved this Agreement.

1.13	SIGNATURES.  This Agreement may be signed in counterparts and the
Agreeement, together with its counterpart signature pages, shall be deemed valid and binding on each party when duly executed by all parties.




1.14	Notwithstanding the place where this Settlement Agreement may be executed by either of the parties, or any other factor, all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made and to be fully performed in that State and without regard to the principles of conflicts of laws thereof.
Any action brought to enforce, or otherwise arising out of this Settlement Agreement shall be brought only in the Federal Court sitting in the State of New York, County of New York.









	IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date indicated.



					FENNELL LLC
					By: Director
					Navigator Management LTD









					AMERICA'S SENIOR FINANCIAL SERVICES, INC.
					By: /s Nelson Locke
					It's President/CEO